SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report March 11, 2003

                               ALMOST FAMILY, INC.
             (Exact name of registrant as specified in its charter)

    Delaware                         1-9848                      06-1153720
(State or other jurisdiction   (Commission File No.)            (IRS Employer
  of incorporation)                                         Identification No.)

         100 Mallard Creek Road
          Louisville, Kentucky                                      40207
(Address of principal executive offices)                         (Zip Code)

                                 (502) 899-5355
              (Registrant's telephone number, including area code)

Item 5.  Other Events

The Registrant's annual meeting of stockholders will be held at 9:00 am on Monday, May 12, 2003, at the Hawthorn Suites, 751 Cypress Station Drive, Louisville, Kentucky, for the stockholders of record as of the close of business on March 27, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           ALMOST FAMILY, INC.
                           (Registrant)


                           By: /s/ C. Steven Guenthner
                           -------------------------------
                           C. Steven Guenthner
                            Senior Vice President and
                             Chief Financial Officer

                           Dated: March 11, 2003